Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT AND COLLATERAL AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND COLLATERAL AGREEMENT (this “Amendment”) is entered into and effective as of May 26, 2017 by and among BOOT BARN, INC., a Delaware corporation (“Borrower”), the other Credit Parties party hereto, GOLUB CAPITAL MARKETS LLC, as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties from time to time party thereto, Administrative Agent and the Lenders from time to time party thereto, have entered into that certain Credit Agreement dated as of June 29, 2015 (as amended, restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Guarantors from time to time party thereto and Administrative Agent have entered into that certain Collateral Agreement dated as of June 29, 2015 (as amended, restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Collateral Agreement”; the Existing Collateral Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend the Existing Credit Agreement and Existing Collateral Agreement in certain respects as more fully set forth herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to accommodate such requests subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.             Amendments to Existing Credit Agreement.  Effective as of the First Amendment Effective Date (as defined herein), in reliance upon the representations and warranties of the Credit Parties set forth in this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a)           Section 9.13(a) of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“(a)         Consolidated Total Net Leverage Ratio.  As of the last day of any four Fiscal Quarter period ending on the dates specified below, permit the Consolidated Total Net Leverage Ratio as of such date to be greater than the corresponding ratio set forth below:

Period Ending	Maximum Ratio
June 30, 2017	4.75:1.00
September 30, 2017	4.75:1.00
December 31, 2017	4.50:1.00
March 31, 2018	4.50:1.00
June 30, 2018	4.50:1.00
September 30, 2018	4.50:1.00
December 31, 2018 and the period ending on the last day of each Fiscal Quarter thereafter	4.00:1.00”

(b)           Exhibit E of the Existing Credit Agreement shall be amended and restated in its entirety with the new Exhibit E attached to this Amendment as Exhibit A.

3.             Amendments to Existing Collateral Agreement. Effective as of the First Amendment Effective Date (as defined herein), in reliance upon the representations and warranties of the Credit Parties set forth in this Amendment, the Existing Collateral Agreement is hereby amended as follows:

(a)           Section 4.3(iv) of the Existing Collateral Agreement shall be amended and restated in its entirety to read as follows:

“(iv) the location of any Collateral consisting of Inventory, Equipment or Fixtures (whether now owned or hereafter acquired), other than (a) Collateral that is in transit to a location on Schedule 3.6, (b) Collateral that is disposed of in a transaction not prohibited by the Loan Documents, (c) Inventory that is temporarily located at an off-site retail event or other similar location for a period of not longer than sixty (60) days or (d) in connection with the opening of any new Store in the event that such new Store shall consist of Collateral having a value of less than $2,500,000, provided, that, in lieu of the 15 days’ prior written notice required above, notice with respect to a change in location of any Inventory resulting from the opening or closing of Stores shall be reported by Administrative Borrower pursuant to delivery to Administrative Agent, on the same day on which the Administrative Borrower is required to provide an Officer’s Compliance Certificate pursuant to Section 8.2(a) of the Credit Agreement for the most recently ended Fiscal Quarter, of a report setting forth all of the new Stores opened and all Stores closed by Borrowers during the most recently ended Fiscal Quarter, which report shall constitute an update to Schedule 3.6.”

(b)           The schedules to the Existing Collateral Agreement shall be amended and restated in their entirety with the schedules attached to this Amendment as Exhibit B.

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4.             Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           the execution and delivery of this Amendment by the Credit Parties, Administrative Agent and Required Lenders;

(b)           the representations and warranties contained in Section 5 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) except to the extent such representations and warranties are made on and as of a specified date (and not required to be remade on the First Amendment Effective Date), in which case such representations and warranties shall continue on the First Amendment Effective Date to be true and correct in all material respects as of the specified date (without duplication of any materiality qualifier contained therein);

(c)           no Default or Event of Default shall have occurred and be continuing or would result immediately after giving effect to this Amendment on the First Amendment Effective Date; and

(d)           Borrower shall have paid to Administrative Agent, for the ratable benefit of the Lenders executing this Amendment, a fully earned, non-refundable closing fee in the amount of 0.125% of each such Lender’s ratable share of the aggregate principal amount of the outstanding Loans and any other fees owed to Administrative Agent or Lenders pursuant to the Credit Agreement or any other Loan Document required in connection with this Amendment.

The “First Amendment Effective Date” shall mean the first date on which all of the conditions set forth in this Section 4 have been satisfied.

5.             Representations and Warranties.   Each Credit Party hereby represents and warrants to Administrative Agent and each Lender as follows:

(a)           after giving effect to the transactions contemplated herein, each of the representations and warranties of the Credit Parties contained in the Loan Documents are true and correct as of the date hereof in all material respects (or true and correct in all respects if such representation or warranty already contains any materiality qualifier), except to the extent that any such representation or warranty expressly relates to an earlier date;

(b)           Each Credit Party has right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment;

(c)           This Amendment been duly executed and delivered by the duly authorized officers of each Credit Party, and upon execution will constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

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(d)           The execution, delivery and performance of this Amendment on the First Amendment Effective Date (i) do not violate the terms of such Credit Party’s by-laws, operating agreement articles or certificate of incorporation or formation or other documents relating to such Credit Party’s formation, (ii) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute a default under any Material Contract to which such Credit Party is a party or by which any of its properties may be bound or any Governmental Approval relating to such Credit Party, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party other than Permitted Liens, or (v) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(e)           no Default or Event of Default exists or would result immediately after giving effect to this Amendment.

6.             No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents (except as specifically provided for herein) or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended or modified hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended or modified hereby.

7.             Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

8.             Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

9.             GOVERNING LAW; WAIVER OF SERVICE OF PROCESS; SUBMISSION TO JURISDICTION.  This Amendment  and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Credit Agreement.  Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. Each of the parties hereto  irrevocably and

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unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in Section 12.5(b) of the Credit Agreement.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

10.          JURY WAIVER.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

11.          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

12.          Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders (except as expressly provided for herein), constitute a waiver of any provision of any of the Loan Documents (except as expressly provided for herein) or serve to effect a novation of the Obligations.

[The remainder of the page intentionally is left blank; signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

CREDIT PARTIES:

BOOT BARN, INC., a Delaware corporation

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer and Secretary

BOOT BARN HOLDINGS, INC.
a Delaware corporation

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer and Secretary

SHEPLERS HOLDING CORPORATION,
a Delaware corporation

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer and Secretary

SHEPLERS, INC.,
a Kansas corporation

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer and Secretary

First Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

GOLUB CAPITAL MARKETS LLC, as Administrative Agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 15, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 16, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 17, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 21(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Credit Agreement

GOLUB CAPITAL PARTNERS CLO 24(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 28(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 30(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 31(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL PARTNERS CLO 33 (M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Credit Agreement

GOLUB CAPITAL PARTNERS CLO 34(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC SENIOR LOAN FUND II LLC, as a Lender

By: GCIC Senior Loan Fund LLC, its sole member

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS 12, L.P., as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

SENIOR LOAN FUND II LLC, as a Lender

By: Senior Loan Fund LLC, its sole Member

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCP FINANCE 2 LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Credit Agreement

GCP FINANCE 6 LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

First Amendment to Credit Agreement

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager, as a Lender

By:	/s/ Kevin Braddish
Name: Kevin Braddish
Title:

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager, as a Lender

By:	/s/ Kevin Braddish
Name: Kevin Braddish
Title:

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Kevin Braddish
Name: Kevin Braddish
Title:

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager, as a Lender

By:	/s/ Kevin Braddish
Name: Kevin Braddish
Title:

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Kevin Braddish
Name: Kevin Braddish
Title:

First Amendment to Credit Agreement

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Kevin Braddish
Name: Kevin Braddish
Title:

First Amendment to Credit Agreement

NEWSTAR COMMERCIAL LOAN FUNDNG 2015-2 LLC, as a Lender
By: NewStar Financial, Inc., its Manager

By:	/s/ Kevin T. Mulcahy
Name:	Kevin T. Mulcahy
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDNG 2015-1 LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Kevin T. Mulcahy
Name:	Kevin T. Mulcahy
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDNG 2014-1 LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Kevin T. Mulcahy
Name:	Kevin T. Mulcahy
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDNG 2012-2 LLC, as a Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Kevin T. Mulcahy
Name:	Kevin T. Mulcahy
Title:	Managing Director

NEWSTAR BERKELEY FUND CLO LLC, as a Lender
By: NewStar Financial, Inc., its Manager

By:	/s/ Kevin T. Mulcahy
Name:	Kevin T. Mulcahy
Title:	Managing Director

First Amendment to Credit Agreement

, as a Lender

By:	/s/ Angela Fauci	/s/ Lance De Jersey
Name:	Angela Fauci	Lance De Jersey
Title:	Authorised Signatory	Director

Partners Group Private Market Credit Strategies 2013 USD, L.P.

By:	Partners Group (USA) Inc., its general partner
By:	Partners Group (Guernsey) Limited, under
power of attorney

First Amendment to Credit Agreement

, as a Lender

By:	/s/ Angela Fauci	/s/ Lance De Jersey
Name:	Angela Fauci	Lance De Jersey
Title:	Authorised Signatory	Director

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment Berlin 2015

Executed by its manager, Partners Group (Guernsey) Limited

First Amendment to Credit Agreement

, as a Lender

By:	/s/ Angela Fauci	/s/ Lance De Jersey
Name:	Angela Fauci	Lance De Jersey
Title:	Authorised Signatory	Director

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment Belfast Multi-Credit Investments I

Executed by its manager, Partners Group (Guernsey) Limited

First Amendment to Credit Agreement

, as a Lender

By:	/s/ Angela Fauci	/s/ Lance De Jersey
Name:	Angela Fauci	Lance De Jersey
Title:	Authorised Signatory	Director

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment 2015 (V) EUR

Executed by its manager, Partners Group (Guernsey) Limited

First Amendment to Credit Agreement

, as a Lender

By:	/s/ Angela Fauci
Name:	Angela Fauci
Title:	Authorised Signatory

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment 2013 (II) USD

Executed by its manager, Partners Group (Guernsey) Limited

First Amendment to Credit Agreement

, as a Lender

By:	/s/ Angela Fauci	/s/ Lance De Jersey
Name:	Angela Fauci	Lance De Jersey
Title:	Authorised Signatory	Director

Partners Group Private Markets Credit Strategies S.A. acting in respect of its Compartment 2015 (VI) GBP

Executed by its manager, Partners Group (Guernsey) Limited

First Amendment to Credit Agreement

, as a Lender

By:	/s/ Angela Fauci	/s/ Lance De Jersey
Name:	Angela Fauci	Lance De Jersey
Title:	Authorised Signatory	Director

WIN Alt IC Limited

Executed by its manager, Partners Group (Guernsey) Limited

First Amendment to Credit Agreement

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC., as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

CLC LEVERAGED LOAN TRUST, as a Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

EAF COMPLAN II — PRIVATE DEBT, as a Lender
By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

CHEVRON MASTER PENSION TRUST, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

DAVINCI REINSURANCE LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

DELTA PILOTS DISABILITY AND SURVIVORSHIP TRUST, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

DELTA MASTER TRUST, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

ENDURANCE INVESTMENT HOLDINGS LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM LOAN MASTER FUND, LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

IAM NATIONAL PENSION FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

INDIANA UNIVERSITY HEALTH, INC., as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

THE SOCIETY INCORPORATED BY LLOYD’S ACT 1871 BY THE NAME OF LLOYD’S, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

CITY OF NEW YORK GROUP TRUST THE COMPTROLLER OF THE CITY OF NEW YORK, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELS-KAB, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

GUGGENHEIM U.S. LOAN FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM U.S. LOAN FUND II, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM U.S. LOAN FUND III, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

RENAISSANCE INVESTMENT HOLDINGS LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SHRINERS HOSPITALS FOR CHILDREN, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SONOMA COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SOUTH CAROLINA RETIREMENT SYSTEMS GROUP TRUST, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

SWISS CAPITAL PRO LOAN III PLC, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SWISS CAPITAL PRO LOAN V PLC, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SC PRO LOAN LIMITED, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SWISS CAPITAL PRO LOAN VIII PLC, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS HEALTH AND WELFARE FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

VERMONT PENSION INVESTMENT COMMITTEE, as a Lender
By: Guggenheim Partners Investment Management, LLC as Contractor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

ZILUX SENIOR LOAN FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

First Amendment to Credit Agreement

Sumitomo Mitsui Banking Corporation, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Christakis Droussiotis
Name:	Christakis Droussiotis
Title:	Managing Director

First Amendment to Credit Agreement

EXHIBIT A

Form of Officer’s Compliance Certificate

See attached.

EXHIBIT E

FORM OF OFFICER’S COMPLIANCE CERTIFICATE

Dated as of:

The undersigned, on behalf of Boot Barn Holdings, Inc., a Delaware corporation, (“Holdings”), hereby certifies, solely in his capacity as an authorized officer of Holdings and not in any individual capacity, to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:

1.             This certificate is delivered to you pursuant to Section 8.2 of the Credit Agreement dated as of June 29, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, Boot Barn, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and GCI Capital Markets LLC, as administrative agent (the “Administrative Agent”).  Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

2.             I have reviewed the financial statements of Holdings and its Subsidiaries dated as of               and for the               period[s] then ended and such statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries on a Consolidated basis as of the dates indicated and the results of their operations and cash flows for the period[s] indicated, subject to customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements.

3.             I have reviewed the terms of the Credit Agreement, and the related Loan Documents and to the best of my knowledge, no Default or an Event of Default exists as at the date of this certificate.

4.             As of the date of this certificate, the Applicable Margin and calculations determining such figures are set forth on the attached Schedule 1,(1) and Holdings and its Subsidiaries are in compliance with the financial covenant contained in Section 9.13 of the Credit Agreement as shown on such Schedule 1.

5.             Schedule 2 attached hereto sets forth all of the new Stores opened and all Stores closed by Borrowers during the most recently ended Fiscal Quarter.

[Signature Page Follows]

(1)  To be in a form reasonably acceptable to the Administrative Agent.

WITNESS the following signature as of the day and year first written above.

BOOT BARN, INC., as Borrower

By:
Name:
Title:

First Amendment to Credit Agreement

Schedule 1

to

Officer’s Compliance Certificate

(See attached)

Schedule 2

to

Officer’s Compliance Certificate

(Store Openings and Closings)

EXHIBIT B

Schedules to Collateral Agreement

See attached.

SCHEDULE 3.6

to

Collateral Agreement

Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office; Locations of Inventory, Equipment and Fixtures; Locations of Books and Records

Exact Legal Name	Jurisdiction of Organization	Taxpayer Identification Number, Registered Organization Number	Mailing Address, Chief Executive Office	Locations of Inventory, Equipment, Fixtures, Books, and Records
Boot Barn Holdings, Inc.	Delaware	90-0776290	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]
Boot Barn, Inc.	Delaware	[*]	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]
Sheplers Holding Corporation	Delaware	[*]	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]
Sheplers, Inc.	Kansas	[*]	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Locations of Inventory, Equipment and Fixtures; Locations of Books and Records

(i)                                     Boot Barn Holdings, Inc. and Boot Barn, Inc. Inventory Locations

1.	607 North Tustin, Orange, CA.

	Landlord:	KPM Management, LLC.
1131 Dolphin Terrace
Corona Del Mar, CA 92625

2.	1414 West 7th St., Upland, CA 91786.

	Landlord:	The Abbey Company
12447 Lewis Street, Unit #203
Garden Grove, CA 92840

3.	464 Redlands Blvd., San Bernardino, CA.

	Landlord:	Le Baron Investment
2020 E. Orangethorpe, Suite 230
Fullerton, CA 92831

4.	27564 Sierra Hwy, Canyon Country, CA.

	Landlord:	Belmont One Investment Holdings, LLC
c/o: Mr. Sam Yi
One Properties
3807 Wilshire Blvd., Ste. 850
Los Angeles, CA 90010

5.	3394 Tyler, Riverside, CA.

	Landlord:	Dunn Family Trust Properties
1782 Terry Lynn Lane
Santa Ana, CA 92705

6.	18420 Hawthorne Blvd., Torrance, CA.

	Landlord:	Apollo Holdings, LLC
15721 S. Western Avenue, Suite 320
Gardena, CA 90247

7.	23762-B Mercury Road, Lake Forest, CA 92630.

	Landlord:	Rockfield Showplace
629 Camino De Los Mares, Suite 201
San Clemente, CA 92673-1313

8.	659 West Arrow Hwy, San Dimas, CA.

	Landlord:	Kuan Jung Lin
c/o: Tryad Properties, Inc.
556 N. Diamond Bar Blvd., Ste.200
Diamond Bar, CA 91765

9.	2405 & 2305 Vista Way, Oceanside, CA 92054.

	Landlord:	Kimco Realty Corporation
3333 New Hyde Park Road
New Hyde Park, NY 11042-0020
Attn: Legal Department

	With Notice:	Kimco Realty Corporation
1631-B South Melrose Drive
Vista, CA 92083
Attn: Legal Department

10.	853 Arnele Avenue, El Cajon, CA.

	Landlord:	Parkway West
c/o: The Total Office
964 Fifth Ave., Suite 214
San Diego, CA 92101

11.	4411 Mercury Street, Ste. 100, San Diego, CA 92611.

	Landlord:	Balboa Village LLC
5440 Morehouse Drive, Suite 4000
San Diego, CA 92121

12.	27250 Madison Ave, Stes. A & B, Temecula, CA.

	Landlord:	BV Properties
2020 East Orangethorpe Ave.
Fullerton, CA 92831

13.	13785 Park Avenue, Ste. G & H, Victorville, CA 92392.

	Landlord:	The Hesper Family Trust
755 Via Airosa
Santa Barbara, CA 93110

14.	43517 13th Street West, Lancaster, CA 93535.

	Landlord:	Avenue K Lancaster UCM/Cadence LLC
c/o: 1st Commercial Realty Group, Inc.
2009 Porterfield Way, Suite P
Upland, CA 91786

15.	1340 Spring St., Paso Robles, CA.

	Landlord:	1340 Spring Street, PR, CA, LLC
The P & J Meany Family Trust
1131 Dolphin Terrace
Corona Del Mar, CA 92625
Attn: Kenneth J. Meany, Trustee

16.	7265 Las Vegas Blvd South, Las Vegas, NV 89119.

	Landlord:	Max Finklestein
6280 Lakeview Road
Lenoir City, TN 37772

	With Notice:	Max Finkelstein
88547 Old Highway
Tavernier, FL 33070

17.	3462 Katella, Los Alamitos, CA.

	Landlord:	Coastal Commercial Inv. Holdings, LLC.
11061 Los Alamitos Blvd.
Los Alamitos, CA 90720

18.	7020 Topanga Canyon Blvd., Canoga Park, CA 91303.

	Landlord:	KPM Management, LLC.
1131 Dolphin Terrace
Corona Del Mar, CA 92625

19.	6600 Menaul NE, Albuquerque, NM.

	Landlord:	Coronado Center, L.L.C.
110 North Wacker Drive
Chicago, IL 60606
Attn: General Counsel

20.	6322 W. Sahara, Las Vegas, NV 89146.

	Landlord:	West Sahara Associates
c/o MDL Group
3065 South Jones Blvd., Ste. 201
Las Vegas, NV 89146

21.	4250 East Bonanza Road, Las Vegas, NV 89110.

	Landlord:	SET Properties
c/o: Priority One Commercial
4015 S. El Captain Way, Ste. 888
Las Vegas, NV 89147

22.	3913 Buck Owens Blvd., Bakersfield, CA 93308.

	Landlord:	KPM Management, LLC
1131 Dolphin Terrace
Corona Del Mar, CA 92625

23.	12915 Monterey Road, San Martin, CA 95046.

	Landlord:	Helen Filice
43 Deerfield Drive
Scotts Valley, CA 95066

24.	331 6th Street, Turlock, CA 95380.

	Landlord:	Masacaja Holdings, LLC
5213 W. Main Street
Turlock, CA 95380
Attn: April Dias

25.	101 South Broadway, Santa Maria, CA 93454.

	Landlord:	Steven Susko
419 Cherry Avenue
Los Altos, CA 94022

26.	3320 E. Stockton Hill Road #D2, Kingman, AZ.

	Landlord:	Kingman Gateway, LLC
c/o Pacific Coast Management Group
114 Pacifica, Ste 310
Irvine, CA 92618

27.	4670 Central Way, Fairfield, CA 94534.

	Landlord:	B & L Properties
4630 Westamerica Drive, Suite A
Fairfield, CA 94534-4186

28.	7909 West Campo Bello Drive, Ste 1, Glendale, AZ 85308.

	Landlord:	Arrowhead Auto Center, LLC
14465 N. 101st Street
Scottsdale, AZ 85260

29.	1710 S. Alma School Rd., Mesa, AZ 85210.

	Landlord:	KPM Management, LLC
1131 Dolphin Terrace
Corona Del Mar, CA 92625

30.	603 Colusa Avenue, Suites A — D, Yuba City, CA 95991.

	Landlord:	John A. & Pauline R. Behel Revocable Trust
264 Crume Drive
Grants Pass, OR 97526

31.	4401 Granite Drive, Ste. 100, Rocklin, CA.

	Landlord:	Victor Guidera Family Trust
c/o Victor Guidera
115 Woodmere Road
Folsom, CA 95630

32.	960 6th St., Suite 104, Norco, CA 92860.

	Landlord:	Liberio Realty
1107 E. Lincoln E. Avenue, Ste. 103
Orange, CA 92865

33.	10299 E. Stockton Blvd., Elk Grove, CA 95624-9710

	Landlord:	Kelly-Moore Paint Company, Inc.
c/o Northgate Asset Management
4719 Quail Lake Drive, Ste G
Stockton, CA 95207
Attn: Felicia Cabanig

34.	1799 Retherford St., Tulare, CA 93274-0806.

	Landlord:	KPM Management, LLC.
1131 Dolphin Terrace
Corona Del Mar, CA 92625

35.	3300 Broadway, Suite 308, Eureka, CA 95501.

	Landlord:	Bay Shore Mall Partners
c/o Rouse Properties, Inc.
1114 Avenue of the Americas, Ste 2800
New York, NY 10036
Attn: General Counsel

36.	1705 Highway #273, Anderson, CA 96007.

	Landlord:	Northwest Asset Management, Co.
1343 Locust Street, Suite 203
Walnut Creek, CA 94596

37.	285 West Shaw Avenue, Clovis, CA 93612

	Landlord:	Sunflower Clovis Investors, LLC
c/o Matteson Realty Services, Inc.
1825 S. Grand Street, Ste. #700
San Mateo, CA 94402

38.	2225 Plaza Parkway, Modesto, CA 95350.

	Landlord:	Central Valley Associates, LP
2222 E. Seventeenth Street
Santa Ana, CA 92705

39.	1445 Santa Rosa Avenue, Suites A1-A4, Santa Rosa, CA 95405.

	Landlord:	Rex Strickland, Santa Rosa Center, LLC
c/o: Keegan and Coppin Co., Inc.
Property Management
1355 N. Dutton Avenue, Suite 100
Santa Rosa, CA 95401-7107

40.	1475 N. Davis Road, Salinas, CA 93907

	Landlord:	SIBS, a Limited Partnership
6 Rossi Circle
Salinas, CA 93907

41.	3345 Kietzke Lane, Reno, NV 89502.

	Landlord:	Elizabeth Younger
453 Sierra Leaf Circle
Reno, NV 89511

42.	2539 Esplanade Rd., Chico, CA 95973-1163

	Landlord:	The Ernest and Marie Fortino Trust
4500 Campisi Court
Gilroy, CA 95020

43.	2776 South 16th Avenue, Tucson, AZ.

	Landlord:	Gee Garden Properties, LLC.
125 South Calle Chaparita
Tucson, AZ 85716

44.	3719 North Oracle Road, Tucson, AZ.

	Landlord:	WWT Ltd. Co.
P.O. Box 93656
Albuquerque, NM 87199-3656

45.	6701 East Broadway, Tucson, AZ 85710.

	Landlord:	Alpine Chalet Apartments, LLC
6501 E. Miramar Drive
Tucson, AZ 85715

46.	284 West Mariposa, Nogales, AZ 85621.

	Landlord:	Mariposa Shopping Center Investments, LP
6007 E. Grant Rd.
Tucson, AZ 85712

47.	242 West 32nd Street, Yuma, AZ 85364.

	Landlord:	Albertson’s, LLC
250 Parkcenter Boulevard
Boise, ID 83726
Attn: Legal Department

48.	7321 Pav Way, Prescott Valley, AZ 86314.

	Landlord:	Four Seasons Investment Company, L.L.C.
3001 Main Street, Suite #2B
Prescott Valley, AZ 86314

49.	700 S. Telshor, Space 1208, Las Cruces, NM 88001.

	Landlord:	Mesilla Valley Mall, LLC
P.O. Box 933873
Atlanta, GA 31193-3873

50.	2700 South Woodlands Village Boulevard, Suite 500, Flagstaff, AZ 86001.

	Landlord:	Woodland Village Shopping Center, LLC
c/o CCA Acquision Co., LLC
5670 Wilshire Blvd., Ste. 1250
Los Angeles, CA 90036

51.	1955 S. Casino Dr., Laughlin, NV 89029.

	Landlord:	Priceless Outlets of Las Vegas at Laughlin, LLC
9103 Alta Drive, Ste. 204
Las Vegas, NV 89145

52.	4481 South White Mountain Road, Show Low, AZ 85901.

	Landlord:	Twice Markets, L.L.C.
c/o: Zell Commercial Real Estate Services, Inc.
5343 N. 16th Street, Suite #290
Phoenix, AZ 85016

53.	804 North US Highway 491, Gallup, NM.

	Landlord:	Gallup H&K, LLC, Gallup Shaaya, LLC, Gallup Capital, LLC
120 El Camino Drive, Ste 206
Beverly Hills, CA 90212

	With Notice:	K. Joseph Shabani
Shabani & Shabani, LLP
1801 Avenue of the Stars, Ste. 1035
Los Angeles, CA 90067

54.	4250 Cerrillos Road, Santa Fe, NM 87507.

	Landlord:	Santa Fe Place Property Owners, LLC
c/o Spinoso Real Estate Group
112 Northern Concourse
North Syracuse, NY 13212
Attn: Legal Department

	With a copy to:	Landlord
Santa Fe Place Property Owners, LLC
c/o Santa Fe Place
4250 Cerrillos Road
Santa Fe, NM 87592
Attn: General Manager

55.	4601 E. Main, Farmington, NM 87402

	Landlord:	Animas Valley Mall, LLC
c/o Rouse Properties, Inc.
1114 Avenue of the Americas, Ste. 2800
New York, NY 10036

56.	6210 San Mateo Blvd., NE, Albuquerque, NM 87109

	Landlord:	S.M.P. Ltd. Co.
P.O. Box 93656
Albuquerque, NM 87199-3656

57.	1518 Capital Ave., Cheyenne, WY.

	Landlord:	Intrawest Properties, Inc.
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

58.	4519 Frontier Mall Dr., Cheyenne, WY.

	Landlord:	Corral Enterprises Partnership
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

59.	1625 Stampede Dr., Cody, WY.

	Landlord:	Cody Building Partnership
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

60.	1683 Sunset Dr., Rock Springs, WY.

	Landlord:	Rock Springs Building Partnership
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

61.	150 North Main, Sheridan, WY.

	Landlord:	Madeline F. and Christoper Pope
1508 South Wilson Avenue
Bozeman, MT 59715

62.	3510 E. 2nd Street, Casper, WY.

	Landlord:	Eastside properties, LLC
P.O. Box 50730
Casper, WY 82605-0730

63.	2610 S. Douglas Hwy, Suite 100, Gillette, WY.

	Landlord:	TKG Powder Basin, LLC
c/o TKG Management
211 N. Stadium Blvd. Ste 201
Columbia, MO 95203

64.	727 N. Federal, Riverton, WY.

	Landlord:	John D. Prideaux
P.O Box 20399
Wickenburg, AZ 85358

65.	1850 Harrison Blvd., Evanston, WY.

	Landlord:	David J. Moon
P.O. Box 841
Evanston, WY 82931

66.	840 West Broadway, Jackson, WY.

	Landlord:	P&R Investments, Inc.
c/o: A. Rodgers Everett
P.O. Box 1083
Jackson, WY 83001

67.	1920 E. Idaho, Elko, NV.

	Landlord:	Ed Murphy or Gerry Ross
Plaza Forty, LLC
P.O. Box 2178
Newport Beach, CA 92659

68.	1460 W. Winnemucca Blvd., Winnemucca, NV 89445.

	Landlord:	Valley View Lafayette, LLC
c/o The Carrington Company
P.O. Box 1328
Eureka, CA 95502

69.	327 South 24th Street West, Ste #1, Billings, MT 59102.

	Landlord:	Gilman-Kaufman Partnership
4415 Lewis Avenue
Billings, MT 59106

70.	830 S. Camino Del Rio, Durango, CO 81310

	Landlord:	Out Landish, LLC
c/o: Rathbun Properties
318 Diablo Road, Suite #240
Danville, CA 94526

71.	5720 North Academy Boulevard, Colorado Springs, CO 80918

	Landlord:	Kinetic Erindale Center, LL C
c/o Hannay Realty Advisors — CO LP
1700 Broadway, Ste. 40
Denver, CO 80290

72.	2424 Highway 6 & 50, Grand Junction, CO 81505

	Landlord:	SM Mesa Mall, LLC
Management Office
2424 Highway 6 and 50
Grand Junction, CO 81505

73.	10910 Olson Drive, Suite #140, Rancho Cordova, CA 95670

	Landlord:	Gardenview Estates Venture, L.P.
c/o: Focus Commercial, Inc.
3105 Fite Circle #106
Sacramento, CA 95827

74.	15345 Barranca Parkway, Irvine, CA 92618 (Store Support Center)

	Landlord:	The Irvine Company LLC
550 Newport Center Drive
Newport Beach, CA 92660

75.	4414 South College Avenue, Fort Collins, CO 80525

	Landlord:	Generation H One and Two Limited Partnership
Post Office Box 272546
Fort Collins, CO 80527

76. 2221 NE 3rd Street, Bend, OR

Landlord:		2221 LLC
c/o Mont West
16002 Hwy 129
Asotin, WA 99402

77. 3429 Dillion Drive, Pueblo, CO 81008

Landlord:		Renaissance Partners, LLC
900 North Michigan Avenue
14th Floor
Chicago, Illinois 60611

With Notice:		c/o : Jones Lang LaSalle Americas, Inc.
200 E. Randolph
Chicago, IL 60601
Attn : Real Estate Notices (CSA)

78. 840 Biddle Road, Medford, OR 97504

Landlord:		Bear Creek Ventures LLC
c/o: Joleene Larson
8220 W. Gage Blvd., Ste 167
Kennewick, WA 99336

79. 1108 NW Frontage Road, Troutdale, OR 97060

Landlord:		The Melton Family Trust
Jerrold and Patricia Melton, Trustees
21600 NE 192nd Avenue
Battle Ground, WA 98604

80. 5352 South Freeway Park Drive, Riverdale, UT 84405

	Landlord:	CC Freeway Park, LC
c/o The Boyer Company, LC
101 South 200 East, Ste. 200
Salt Lake City, UT 84111

81. 1175 Addison Avenue East, Twin Falls, Idaho 83301

	Landlord:	Blue Lakes Marketplace 5 Points, LLC
c/o Bonneville Realty Management
8522 South 1300 East, Ste. D203
Sandy, Utah, 84094
Attn: Jared V. Smart

82. 8525 W. Franklin Road, Boise, ID 83709

Landlord:	Franklin Towne Plaza, LLC
855 W. Broad Street, Ste. 300
Boise, ID 83702
Attn: Legal Department

83. 1008 Cumberland Center Blvd., Lebanon, TN 37087

Landlord:	J.D. Eatherly
1720 West End Avenue, Ste 600
Nashville, TN 37203

84. 1681 3rd Avenue West Unit 9, Dickinson, ND 58601

Landlord:	GPCME LLC
c/o Great Plains Clinic Medical Enterprises, LLC
1681 3rd Avenue West
Dickinson, ND 58601
Attn: Mark Grove

85. 1183 Eglin Street, Rapid City, SD 57701

Landlord:	CPP Rushmore II, LLC
c/o Columbus Pacific Properties, Ltd.
429 Santa Monica Blvd., Ste 600
Santa Monica, CA 90401
With Notice:	Midland Atlantic Development Company
8044 Montgomery Road, Ste 710
Cincinnati, OH 45236
Attn: Property Administration

86. 51027 Hwy 6, Ste 200, Glenwood Springs, CO

Landlord:	Wood King LLLP
51027 Hwy 6 & 24, Ste 145
Glenwood Springs, CO 81601

87. 2230 N.W. 10 Street, Ocala, FL 34475

Landlord:	Free as a Bird, LLC
2166 NW 10th Street
Ocala, FL 34475
Attn: Carmen Murvin

88. 240 Long Hollow Pike, Goodlettsville, TN

Landlord:	J.D. Eatherly
1720 West End Avenue, Ste 600
Nashville, TN 37203

89. Mall of America, 386 N. Garden, Ste. #N386, Bloomington, MN

Landlord:	MOAC MALL HOLDINGS, LLC
60 East Broadway,
Bloomington, MN 55425

90. 3443 SW Williston Road, Gainesville, FL 32608

Landlord:	Carmen G. Murvin
2166 NW 10th Street
Ocala, FL 34475

91. Gurnee Mills Mall, 6170 West Grand Avenue, Gurnee, IL 60031

Landlord:	Mall at Gurnee Mills, LLC
c/o Simon Property Group, Inc.
225 West Washington Street
Indianapolis, IN 46204

92. Kirkwood Mall, 635 Kirkwood Mall, Bismarck, ND 58504

Landlord:	Kirkwood Mall Acquisition, LLC
NW 6227, PO Box 1450
Minneapolis, MN 55485

93. North Park Mall, 320 West Kimberly Rd, Ste. 206, Davenport, IA

Landlord:	North Park Mall, LLC
401 Wilshire Blvd, Ste 700
Santa Monica, CA 90401
Attn: Legal Department

94. Valley West Mall, 1551 Valley West Dr. #187, Des Moines, IA

Landlord:	Valley West, DM, LP
c/o Watson Center, Inc.
3100 West Lake Street, Ste 215
Minneapolis, MN 55416

95. 249 Blanding Blvd., Orange Park, FL 32073

Landlord:	Larsen Properties, LLC
2166 NW 10th Street
Ocala, FL 34475
Attn: Carmen G. Murvin

96. West Acres Mall, 3902 13th Avenue SW, #301D, Fargo, ND

Landlord:	West Acres Development, LLP.
3902 13th Avenue S, Ste 3717
Fargo, ND 58103

97. 3120 North Oak Street Extension, Valdosta, GA 31605

Landlord:	Boot Hill Western Wear, Inc.
c/o Windy Hill, Inc.
8170 Highway 122 West
Hahira, GA 31632

98. Columbia Mall, 2800 S. Columbia Rd ., Grand Forks, ND

Landlord:	Columbia Grand Forks, LLP
c/o GK Development, Inc.
257 Main Street, Ste. 100
Barrington, IL 60010

99. Crossroad Center, 4201 Division St. W., St. Cloud, MN

Landlord:	St. Cloud, LLC
General Growth Properties, Inc
110 Wacker Drive
Chicago, IL 60606
Attn: Legal Department

100. Southern Hills Mall, 4400 Sergeant Rd.,#116, Sioux City, IA

Landlord:	SM Southern Hills Mall, LLC
Hubbell Property Management, LLC
c/o CBRE Inc.
8080 Park Lane, Ste 800
Dallas, TX 75231

101. 1208 20th Avenue SW, Ste 10, Minot, ND 58701

Landlord:	Dakota UPREIT
3003 32nd Avenue. S, Ste 250
Fargo, ND 58103
With Notice:	SMC Property Management
1408 20th Avenue SW., Ste 10
Minot, ND 58701

102. 4067 Commonwealth Avenue, Eau Claire, WI 54701

Landlord:	Health Eau Claire, LLC
3112 Golf Road
Eau Claire, WI 54701
Attn: Jon J. Munger

103. Eastland Mall, 800 N. Green River Road, #452, Evansville, IN

Landlord:	SM Eastland Mall, LLC
c/o The Macerich Company
401 Wilshire Blvd., Ste. 700
Santa Monica, CA 90401

104. 8105 Moores Lane, Ste 205, Brentwood, TN 37027

Landlord:	Gateway Kentfield, Inc.
c/o Boyle Investment Company
7100 Executive Center Drive, Ste 150
Brentwood, TN 37027
Attn: Logan Hughes
With a copy to:	Gateway Kentfield, Inc.
c/o Boyle Investment Company
150 Fourth Avenue North, Ste. 110
Nashville, TN 37219
Attn: Teressa Broander

105. 3134 North 11th Street, Bismarck, ND 58503

Landlord:	Henry A. Albers
3200 Winnipeg Drive
Bismarck, ND 58503

106. 2805 W. 41st Street, Sioux Falls, SD

Landlord:	Plaza 41, LLC
c/o Solutions Property Management, LLC
517 West 22nd Street
Sioux Falls, South Dakota, 57105

107. Opry Mills Mall, 405 Opry Mills Drive, Nashville, TN 37214

Landlord:	Opry Mills Mall, LP
c/o Simon Property Group
225 West Washington Street
Indianapolis, IN 46204

108. 7940 Lyles Lane NW, Concord, NC 28027

Landlord:	Washington Prime Group, L.P.
180 East Broad Street, 21st Floor
Columbus, OH 43215

109. 2431 E. Colorado Blvd., Spearfish, SD 57783

Landlord:	Aaron Bomgaars

Fifth Generation Investments, LLC
1805 Zenith Drive
Sioux City, Iowa 51103

110. 10203 Birchridge, Suite 500, Humble, Texas 77338

Landlord:	Deerbrook Point, L.P., PAL Realty, Inc.
24080 Highway 59 North
Suite 200
Kingwood, TX 77339

111. 10203 Birchridge, 2nd Floor, Humble, Texas 77338

Landlord:	Deerbrook Point, L.P., PAL Realty, Inc.
24080 Highway 59 North
Suite 200
Kingwood, TX 77339

112. 4600 South Medford Drive, Suite 1000, Lufkin, Texas 75901

Landlord:	CC Investors 1996-1
P. O. Box 10324
Pittsburgh, PA 15332
Attn: Daniel G. Kamin

113. 2309 Highway 79 South, Henderson, Texas 75654

Landlord:	Henderson Plaza Realty LP
c/o ORDA Corp.
15400 Knoll Trail, Suite 350
Dallas, TX 75248

114. 620 Pan American Drive Livingston, Texas 77351

Landlord:	Don C. and Annita Baskin d/b/a Baskin’s Rent Properties
P. O. Box 244
Livingston, TX 77351

115. Suite #4, 3801 North Street, Nacogdoches, Texas 75961

Landlord:	Northview Plaza II Joint Venture
c/o Gregory Commercial, Inc.
P. O. Box 7084
Dallas, TX 75209

116. 4530 South Broadway, Tyler, Texas 75703

Landlord:	Lasater’s French Quarter Partnership
P. O. Box 1640
Mason, TX 76856

117. 1001 Main Street, Liberty, Texas 77575

Landlord:	PELCO Properties, Inc.
P. O. Box 68
Dayton, TX 77535

118. 118 Col. Etheredge, Blvd., Huntsville, Texas 77340

Landlord:	Don C. and Annita Baskin d/b/a Baskin’s Rent Properties
P. O. Box 244
Livingston, TX 77351

119. 1300 Pinecrest Drive East, Marshall, Texas 75670

Landlord:	Marshall Mall Investors, L.P.
1300 E. Pinecrest Dr., Suite 120
Marshall, TX 75670

120. 327 S. Wheeler St., Jasper, Texas 75951

Landlord:	Sequin Affordable Housing, L.P.
Attn: Todd Routh
11701 Bee Caves Road, Ste. 122
Austin, TX 78738

121. 725 E. Villa Maria, Suite 4700, Bryan, Texas, 77802

Landlord:	Tejas Center, Ltd.
c/o Stalworth Corporation
1700 George Bush Dr., East, Ste. 240
College Station, TX 77840

122. 1908 N. Frazier St., Conroe, Texas 77301

Landlord:	CSW Conroe, LLC
Attn: LATIPAC Commercial
2711 W. Anderson Lane, Ste. 200
Austin, TX 78757

123. 3445 Gulf Freeway, Dickinson, Texas 77539

Landlord:	Dixie Partners II, L.P.
P. O. Box 270874
Flower Mound, TX 75027

124. 2419 Gilmer Road, Longview, Texas 75604

Landlord:	Gilmer Road Associates
P. O. Box 3449
Longview, TX 75606

125. 28000 Southwest Fwy, Rosenberg, Texas 77471

Landlord:	Clay Group Properties
12338 Mally Meadow Lane
Sugarland, TX 77478
Attn: Bobby Patel

126. 120 Hwy 332 W 3, Lake Jackson, Texas 77566

Landlord:	Brazos Square, LP
577 Winding Madrone Trail
Blanco, TX 78606

127. 3201 North Hwy 75 Suite 102, Sherman, Texas 75090

Landlord:	75/82 Sherman Crossing, Ltd.
c/o Quine & Associates
301 S. Sherman Street, Ste 100
Richardson, TX 75081

128. 4123 Gibson Road, Texarkana, Texas 75503

Landlord:	Deepwater Creek Texarkana, L.P.
3444 Summerhill Road
Texarkana, TX 75503

129. 1220 Airline Road, Corpus Christi, Texas 78412

Landlord:	MSW Promenade, L.P.
c/o Eagle Equity
5420 LBJ Freeway, Ste. 570
Dallas, TX 75240
Attn: Michael A, Hershmann

130. 240 N. New Road, Waco, Texas 76710

Landlord:	S&W-AL, LLC
1001 West Loop South #600
Houston, TX 77027-9082

131. 8154 Agora Parkway, Suite 100, Live Oak, Texas 78233

Landlord:	Rose Forum Associates, L.P.
c/o AVR Realty Company LLC
1 Executive Boulevard
Yonkers, NY 10701

132. 1131 N. Burleson Blvd., Burelson, Texas 76028

Landlord:	EE Burleson, L.P.
c/o Kimco Realty Corporation
P. O. Box 5020
New Hyde Park, NY 11042

133. 2990 East Prien Lake Road, Lake Charles, Louisiana 70615

Landlord:	TSN Realty, LLC
c/o David B. Rubin
185 Canfield Drive
Stamford, CT 06902

134. 3111 Midwestern Parkway, Sikes Senter Mall, Wichita Falls, Texas 76308

Landlord:	Sikes Senter, LLC
c/o Rouse Properties, Inc.
1114 Avenue of the Americas, Ste. 2800
New York, NY 10036-7703
Attn: General Counsel

135. Space No. 6501, Alexandria Mall, 3437 Masonic Drive, Alexandria, Louisiana 71301

Landlord:	Alexandria Main Mall LLC
c/o Radiant Partners, LLC
145 West 45th Street, 10th floor
New York, NY 10036
Attn: Daniel Friedman

136. 10533 South Mall Drive, Baton Rouge, Louisiana 70809

Landlord:	Siegen Lane Properties LLC
c/o Olshan Properties, Inc.
5500 New Albany Road, East, Ste. 301
New Albany, OH 43054

137.	3320 Ambassador Caffery Parkway, Lafayette, Louisiana 70502

	Landlord:	Ambassador Way Associates, LP
c/o Fidelis Realty Partners, Ltd.
4500 Bissonet, Ste. 300
Bellaire, TX 77401

138.	9795 FM 1960, Humble, Texas 77338

	Landlord:	Randall’s Food and Drugs, LP
3663 Briarpark
Houston, TX 77042

	With a copy to:	Albertson Companies/PDA #5991-03
20427 N. 27th Avenue
Phoenix, AZ 85027

139.	24421 Katy Freeway, Katy, Texas 77494

	Landlord:	Bluecap, Ltd
c/o O. N. Baker
8554 Katy Freeway, Suite 301
Houston, TX 77024

140.	6550 Garth Rd., Baytown, Texas 77521

	Landlord:	AREP Baytown II Partners, LP
7880 San Felipe Street, Ste 120
Houston, TX 77063

141.	127 NorthShore Blvd, Suite 2, Slidell, Louisiana 70460

	Landlord:	RCG — Slidell, LLC
3060 Peachtree Road, Ste. 400
Atlantic, GA 30305
Attn: Property Manager

142.	Rayzor Ranch Marketplace, Denton, Texas

	Landlord:	Rayzor Ranch Marketplace Associates, LLC
c/o Fidelis Realty Partners
4500 Bissonnet Street, Ste 300
Bellaire, TX 77401
Attn: General Counsel

	With a copy to:	Rayzor Ranch Marketplace Associates, LLC
5207 McKinney Avenue, Ste. 22
Dallas, TX 75205
Attn: Rick Coe

143.	1951 South 25th East, Ammon, ID 83406

	Landlord:	Ammon Properties, L.C.
c/o: Woodbury Corporation
2733 E. Parleys Way, Ste. 300
Salt Lake City, UT 84109

144.	3666 Brooks Street, Missoula, MT 59801

	Landlord:	UT Missoula L.L.C.
c/o: Woodbury Corporation
2733 E. Parleys Way, Ste. 300
Salt Lake City, UT 84109

145.	8698 East Raintree Drive, Scottsdale, AZ 85260

	Landlord:	Umbral 2, LLC
4590 MacArthur Blvd., 5th Floor
Newport Beach, CA 92660

146.	2651 W. 29th Street, Greeley, CO 80631

	Landlord:	Gerry & Monica Schwarzblatt Trust
9454 Wilshire Blvd., Ste 207
Beverly Hills, CA 90210
Attn: Gerhard Schwarzblatt

147.	2020 Gunbarrel Road, Chattanooga, TN 37421

	Landlord:	Robert F. Myer, COO
Hamilton Village Station, LLC.
11501 Northlake Drive
Cincinnati, Ohio 45249

	With a copy to:	Lease Administration Department
Phillips Edison & Company, Ltd.
11501 Northlake Drive
Cincinnati, Ohio 45249

148.	Fallschase Shopping Center, Tallahassee, FL 32317

	Landlord:	CPP Fallschase II, LLC
c/o: Lormax Stern Development Company, LLC
38500 Woodward Avenue, Ste. 200
Bloomfield Hills, MI 48304

149.	915 W. Main Street, Bozeman, MT 59715

	Landlord:	West Coast Highway, LLC
c/o Debra Barlow
31351 Rancho Viejo Road, Ste 105
San Juan Capistrano, CA 92675161.

150.	1010 NE Coronado Drive, Blue Springs, MO 64014

	Landlord:	Blue Springs Partners, LP
c/o: RED Development
Lighton Tower
7500 College Blvd., Ste. 750
Overland Park, KS 66210
Attn: Property Manager

151.	14384 Lincoln Street, Thornton, CO 80023

	Landlord:	Thornton Development, L.L.C.
c/o: Staenberg Group, Inc.
2127 Innerbelt Business Center Drive, Ste. 310
St. Louis, MO 63114

152.	2200 War Admiral Way, Lexington, KY 40509

	Landlord:	War Admiral Place, LLC
P.O. Box 12128
Lexington, KY 40509
Attn: Patrick W. Madden

	With notice to:	War Admiral Place, LLC
2517 Sir Barton Way
Lexington, KY 40509
Attn: Patrick W. Madden

153.	65 Treeline Road, Kalispell, MT 59901

	Landlord:	TKG Spring Prairie Development Three, LLC
c/o TKG Management, Inc.
211 N. Stadium Blvd., Ste 201
Columbia, Missouri 65233

	With a copy to:	TKG Spring Prairie Development Three, LLC
c/o TKG Management, Inc.
211 N. Stadium Blvd., Ste 201
Columbia, Missouri 65233
Attn: General Counsel

154.	17815 La Cantera Parkway, San Antonio, TX

	Landlord:	Hines Global REIT San Antonio Retail I LP
c/o The Rim Management
17503 La Cantera Parkway, Ste 104
San Antonio, TX 78257

155.	318 Broadway, Nashville, TN 37201

	Landlord:	Love’s Broadway Boots, LLC
256 Worth Avenue, Ste. 200

156.	2315 Summa Drive, Ste. 1C, Las Vegas, NV 37201

	Landlord:	The Shops at Summerlin South, LP
c/o The Howard Hughes Corporation
One Galleria Tower, 22nd Floor
13355 Noel Road
Dallas, TX 75240
Attn: General Counsel

	With a copy to:	The Shops at Summerlin South, LP
10801 West Charleston Blvd.
Las Vegas, NV 89135
Attn: Legal Department

157.	152 Stratford Commons Court, Suite. 05, Winston-Salem, NC 27103

	Landlord:	Brixmor GA Stratford Commons, LP
c/o Brixmor Property Group
450 Lexington Avenue, 13th Floor
New York, NY 10170
Attn: Office of General Counsel

	With a copy to:	Brixmor GA Stratford Commons, LP
c/o Brixmor Property Group
3440 Preston Ridge Road
Building IV, Suite 425
Alpharetta, GA 30005
Attn: Vice President of Legal Services

158.	3310 West Shaw Avenue, Suite 02A, Fresno, CA 93711

	Landlord:	Brixmor Arbor Faire Owner, LP
c/o Brixmor Property Group
450 Lexington Avenue, 13th Floor
New York, NY 10170
Attn: Office of General Counsel

	With a copy to:	Brixmor Arbor Faire Owner, LP
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

159.	1000 Commerce Avenue, Suite 0500, Atwater, CA 95301

	Landlord:	BRE Throne Applegate Ranch, LLC
c/o Brixmor Property Group
450 Lexington Avenue, 13th Floor
New York, NY 10170
Attn: Office of General Counsel

	With a copy to:	BRE Throne Applegate Ranch, LLC
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

160.	Alamance Crossing West Shopping Center

University Drive & I-85, Burlington, NC.

	Landlord:	Alamance Crossing II, LLC
c/o CBL & Associate Management, Inc.
CBL Center, Suite 500
2030 Hamilton Place Blvd.
Chattanooga, TN 37421-6000

161.	25895 Highway 290, Cypress, TX 77429

	Landlord:	Cypress Towne Center, Ltd.
8555 Westheimer Road
Houston, TX 77063

162.	U.S. 11W & Interstate 81, Bristol, TN 37620

	Landlord:	Pinnacle North, LLC
601 State Street, 6th Floor
Bristol, VA 24201
Attn: Mr. Steve Johnson

	With a copy to:	Hartman Simons & Wood LLLP
6400 Powers Ferry Road NW
Suite #400
Atlanta, GA 30339
Attn: Jeremy D. Cohen

163.	15185 W. 119th Street, Olathe, KS 66002

	Landlord:	M-III Olathe Station Property, LLC
c/o Mariner Real Estate Management, LLC.
4601 College Blvd., Ste 350
Leawood, KS 66211
Attn: President

	With a copy to:	M-III Olathe Station Property, LLC
c/o Legacy Asset Management, LLC
4717 Central Street
Kansas City, MO 64112

	With a copy to:	Daspin & Aument, LLP
227 West Monroe Street, Ste 3500
Chicago, IL 60606
Attn: Nicole Rudman Brown

164.	3103 W. Highway 74, Monroe, NC 44648

	Landlord:	IA Monroe Poplin, LLC
c/o InvenTrust Property Mgmt, LLC
2809 Butterfield Road
Oak Brook, IL 60523

	With a copy to:	Inland American
Monroe Poplin, LLC
2901 Butterfield Road
Oak Brook, IL 60523

165.	2625 Scottsville Road, Bowling Green, KY 42104

	Landlord:	Greenwood Mall, LLC
c/o Greenwood Mall
110 N. Wacker Drive
Chicago, IL 60606
Attn: Law/Lease Administration Dept.

	With a copy to:	Greenwood Mall
2625 Scottsville Road
Bowling Green, KY 42104
Attn: General Manager

166.	1991 West Highway 40, Vernal, UT 84078

	Landlord:	Gardner Towne Center, LLC
201 South Main Street, Ste 2000
Salt Lake City, UT 84111
Attn: Rulon C. Gardner

167.	211 Rolling Hills Circle, Easley, SC 29640

	Landlord:	Easley Commons Retail Associates LLC
1765 Merriman Road
Akron, OH 44313

	With a copy to:	Easley Commons Retail Associates, LLC.
c/o Riverview Management
1765 Merriman Road
Akron, OH 44313

168.	4501 Outer Loop Drive, Louisville, KY 40219

	Landlord:	Weingarten Realty Investors
P.O. Box 301074
Houston, TX 77303-1074
Weingarten Realty Investors
2600 Citadel Plaza Drive, Ste 125
Houston, TX 77008

169.	640 Centerview Blvd., Ste. 120, Kissimmee, FL 34741

	Landlord:	HUH DI/OCP Crosslands, LLC
c/o O’Connor Property Management
240 Royal Palm Way, 2nd Floor
Palm Beach, FL 33480

	With a copy to:	Osceola Crossing Owner, LLC
14901 S. Orange Blossom Trail
Orlando, Fl 32827
Attn: General Counsel

	With a copy to:	Hartman Simons & Wood LLP
6400 Powers Ferry Road NW, Ste 400
Atlanta, GA 30339
Attn: Laura B. Kurlander

170.	6360 S. Parker Road, #5, Aurora, CO 80016

	Landlord:	Arapahoe Crossing LP
c/o Brixmor Property Group
450 Lexington Avenue, 13th Fl
New York, NY 10170
Attn: Office of General Counsel

	With a copy to:	Arapahoe Crossing LP
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

171.	Polaris Pointe Shops, Colorado Springs, CO 80921

	Landlord:	Executive Companies
13540 Meadowgrass Drive, Ste 200
Colorado Springs, CO 80921
Attn: Gary Erickson

172.	195 W. Esplanade Drive, Oxnard, CA 93036

	Landlord:	California Property Owner I, LLC
c/o Brixmor Property Group
450 Lexington Avenue, 13th Fl
New York, NY 10170
Attn: Office of General Counsel

	With a copy to:	California Property Owner I, LLC
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

173.	The Shoppes at Southport West, Omaha, NE

	Landlord:	CBRE Mega
c/o CBRE Mega
11213 Davenport Street, Ste. 300
Omaha, NE 68154

174.	The Marketplace, Council Bluffs, IA

	Landlord:	Legacy CB, LLC
c/o Red Legacy, LLC
4717 Central Street
Kansas City, MO 64112
Attn: Legal

	With a copy to:	The Katz Law Firm

7227 Metcalf Avenue, 2nd Fl
Overland Park, KS 66204
Richard B. Katz

175.	Glade Park Shopping Center, Euless, TX

	Landlord:	Glade Inline I, LLC
6723 Weaver Road, Ste 108
Rockford, IL 61114
Attn: Zack Knutson

176.	Four Corners Shopping Center, Tomball, TX

	Landlord:	BK 2920, Ltd.
3700 Buffalo Speedway, Ste. 1020
Houston, TX 77098

177.	1268 S. Hoover Street, Longmont, CO 80501

	Landlord:	D.D. Dunlap Companies
16897 Algonquin, Suite A
Huntington Beach, CA 92649

178.	600 Ed Noble Parkway, Norman, OK 73072

	Landlord:	Gemini Parkway Plaza, LLC
c/o Woodmont Company
2100 W. 7th Street
Forth Worth, TX 76107

179.	5080 Richmond Avenue (Galleria), Houston, TX 77056

	Landlord:	POR LP NOTICES
5177 Richmond Avenue, Ste 610
Houston, TX 77056

180.	10515 Katy Freeway (I-10), Houston, TX 77024

	Landlord:	Jim R. Smith
1400 Post Oak Blvd., Ste. 650
Houston, TX 77056

181.	420 Congaree Rd., Greenville, SC 29607

	Landlord:	H & H Properties II, LLC
2701 Colgate Road, Ste 300
Charlotte, NC 28211

182.	6420 Eastex Freeway, Beaumont, TX 77708

	Landlord:	D & F Realty Partners, LLC
c/o Fertitta Realty, Inc.
P.O. Box 12400
Beaumont, TX 77726

183.	2727 Iowa Street, Lawrence, KS 66046

	Landlord:	TMD Iowa, LLC c/o
Inland Comm. Real Estate Svcs, LLC/ Bldg #75048
2901 Butterfield Road
Oak Brook, IL 60523
Attn: Senior Vice President/Property Management

184.	8353 N. Booth Avenue, Kansas City, MO 64158

	Landlord:	SCV Retail LLC
c/o U.S. Federal Properties Co., LLC
4706 Broadway, Ste 240
Kansas City, MO 64112
Attn: Director Property Management

185.	19380 Interstate 45, Spring, TX 77373

	Landlord:	Cypresswood Partners, LTD.
c/o Huntington Properties, Ltd.
109 N. Post Oak Lane, Ste 550
Houston, TX 77024

186.	6590 Youree Drive, Shreveport, LA 71105

	Landlord:	Bayou Walk, LLC
c/o Crimson Capital, LLC
489 Riverview Drive
Totowa, NJ 07512
Attn: Joseph Prestifilippo

187.	10020 Coors Bypass NW, Albuquerque, NM 87114

	Landlord:	Sanford Albuquerque Property, LLC
c/o NAI Maestas & Ward Property Management
P.O. Box 91090
Albuquerque, NM 87199

	With a copy to:	Sanford Albuquerque Property, LLC
108 Lugar De Oro Street
Santa Fe, NM 87501
Attn: Andrew Sanford

188.	11251 Beech Avenue, Fontana, CA

	Landlord:	Teachers Insurance and Annuity Assn of America
730 Third Avenue
New York, NY 10017

	With a copy to:	JLL
3281 E. Guasti Road, Ste 850
Ontario, CA 91761

189.	7800 Rivers Avenue, Ste 1930, North Charleston, SC 29408

	Landlord:	Hawthorne North Rivers, LLC
300 Providence Road, Ste. 105
Charlotte, NC 28207
Attn: Asset Manager

190.	5641 Lone Tree Way, Ste. 101, Brentwood, CA 94515

	Landlord:	Donahue Schriber Realty Group, L.P.
200 East Baker Street, Ste. 100
Costa Mesa, CA 92626
Attn: Property Manager

	With a copy to:	Donahue Schriber
3501 Del Paso Road, Ste. 100
Sacramento, CA 95835
Attn: Property Manager

191.	464 N. Hwy 27/441, Lady Lake, FL 32159

	Landlord:	SRK Lady Lake 43 Associates, LLC
c/o Benchmark Management Corporation
4053 Maple Road
Amherst, NY 14226
Attn: Director of Leasing

192.	2770 Reynolds Ranch Pkwy, Lodi, CA 95240

	Landlord:	Sandpiper Pennebaker Group, LLC
1420 Mills Avenue, Ste M
Lodi, CA 95242

193.	2280 W. Warm Springs Road, Las Vegas, NV 89119

	Landlord:	DJT Enterprises
3900 Paradise Road, Ste. 111
Las Vegas, NV 89109
Attn: Daniel Tuntland

194.	858 Dawsonville Hwy, Gainesville, GA 30501

	Landlord:	Freeway Associates, LLC
c/o Selig Enterprises, Inc.
1100 Spring Street, Ste. 550
Atlanta, GA 30309-2848

195.	10105 West McDowell Road, Avondale, AZ 85392

	Landlord:	Lot 7 Gateway, LLC
2980 E. Northern Avenue, Ste. A
Phoenix, AZ 85028
Attn: Joe Walters

196.	5606 Sprague Avenue, Spokane Valley, WA 99212

	Landlord:	Central Sprague Realty, LLC
Leavitt Capital Companies
717 W. Sprague Avenue, Ste. 802
Spokane, WA 99201
Attn: Aaron Lake

	With a copy to:	Lukins & Annis, P.S.
717 W. Sprague Avenue, Ste. 1600
Spokane, WA 99201
Attn: Joe. A. Romberg

197.	1905B Edwards Lake Rd, Birmingham, AL 35235

	Landlord:	OA Partners, LLC
10 Harris Court, Ste. B-1
Monterey, CA 93940
Attn: Sherry Peverini

	With a copy to:	Miller Starr Regalia
1331 N. California, Fifth Floor
Walnut Creek, CA 94546
Attn: Chad Gallagher

198.	12030 East Freeway, Houston, TX 77029

	Landlord:	BK FED EAST, LTD
c/o Baker Katz
3700 Buffalo Speedway, Ste. 1020
Houston, TX 77098
Attn: Jason Lax

199.	5920 SW Huntoon Street, Topeka, KS 66604

	Landlord:	WBB, LLC
1707 W. Waterfront Parkway
Wichita, KS 67206
Attn: Lease Administrator

200.	3406 Adventure Lane, Kodak, TN 37764

	Landlord:	Hickory Hills Properties
P.O. Box 5707
Sevierville, TN 37864
Attn: Gary A. Helton

201.	1775 Vann Drive, Jackson, TN 38305

	Landlord:	Columns Development Partners
c/o Gary A. Taylor Investment Co.
2574 Christmasville Cove, Ste. H
Jackson, TN 38305
Attn: Gary A. Taylor, Managing Partners

202.	523 E. Lewis & Clark Pkwy, Clarksville, IN 47129

	Landlord:	CBRE, Inc. as court Appointed
Receiver for LaPlace Indiana, LLC
8500 Keystone Crossing, Ste. 170
Indianapolis, IN 46240
Attn: Scott M. Gray

203.	888 West Second Street, Calexico, Ca 92231

	Landlord:	Gran Plaza, L.P.
c/o Excel Property Management Services, Inc.
9034 W. Sunset Blvd.
West Hollywood, CA 90069

From time to time certain equipment, including, without limitation, motor vehicles and computers, may be offsite in the ordinary course of business.

(ii)                                  Sheplers Holding Corporation and Sheplers, Inc. Locations

Location Name	Location Name

Wichita - Store No. 301	Orlando - Store No. 334
6501 West Kellogg Street	5250 International Drive, Space E5
Wichita, Kansas 67209-2211	Orlando, Florida 32819
Landlord: SHEP (KS-OK) QRS 16-113, Inc.	Landlord: FB Orlando Acquisition Company, LLC

Oklahoma City - Store No. 302	Riverview- Store No. 336
812 South Meridian Avenue	Mesa Riverview
Oklahoma City, Oklahoma 73108-1604	829 N Dobson Road
Landlord: SHEP (KS-OK) QRS 16-113, Inc.	Mesa, Arizona 85201-7585
Landlord: DeRito/Kimco

Englewood - Store No. 304	Arlington - Store No. 305
8500 East Orchard Road	2500 East Centennial Drive
Greenwood Village, Colorado 80111-5012	Arlington, Texas 76011-6611
Landlord: C2 H2 Limited	Landlord: Maymie Bros (Building) /W.R. Grace (Land)

Frisco- Store No. 306	San Antonio- Store No. 309
8549 Gaylord Parkway, Suite 100	6201 N.W. Loop 410
Frisco, Texas 75034	San Antonio, Texas 78238-3303
Landlord: BRE Retail Residual Owner 1 LLC	Landlord: Ingram 410, LLC

Northglenn- Store No. 310	Mesquite- Store No 311
10300 Bannock Street	18500 Lyndon B Johnson Freeway
Northglenn, Colorado 80260-6067	Mesquite, Texas 75150-5626
Landlord: W.R. Grace	Landlord: The Rockola Corp

Austin — Cap. Plaza - Store No. 353	Austin — Southpark - Store No. 354
Capital Plaza	Southpark Meadows
5415B North IH-35	9900 South IH-35, Building B
Austin, Texas 78723	Austin, Texas 78748
Landlord: Cencor Reality Services	Landlord: Harbert Rainier SouthPark Meadows, LLC

McAllen, TX- Store No. 355	Omaha - Store No. 356
507 West Expressway 83	970 South 72nd Street
McAllen, Texas 78503	Omaha, Nebraska 68114
Landlord: Daniel G Kamin McAllen LLC	Landlord: Eric Dawson, LLC

San Antonio - Brooks- Store No. 357	Fort Worth- Store No. 358
3127 SE Military Dr, Suite 121	9320 Sage Meadow Trail
San Antonio, Texas 78223	Fort Worth, Texas 76177
Landlord: IA Management, LLC	Landlord: ATC Investors, LP

Lubbock- Store No. 359	Odessa- Store No. 360
South Plains Mall - D27	5125 E. 42nd Street
6002 Slide Road	Odessa, Texas 79762
Lubbock, Texas 79414	Landlord: Leeco Energy & Investments
Landlord: Macerich South Plains LP

Dallas- Store No. 362	Fulfillment Center
5850 LBJ Freeway	4950 South Laura Street
Garland, Texas 75041	Wichita, Kansas 67216
Landlord: Preston Valley North Limited Partnership	Landlord: SHEP (KS-OK) QRS 16-113, Inc.

SCHEDULE 3.8

to

Collateral Agreement

Chattel Paper; Instruments; Negotiable Documents; Letter-of-Credit Rights

None.

SCHEDULE 3.9

to
Collateral Agreement

Commercial Tort Claims

None.

SCHEDULE 3.10

to
Collateral Agreement

Deposit Accounts and Securities Accounts

ENTITY	BANK	ACCT NUMBER	TYPE
Boot Barn Holdings Inc.	Wells Fargo	[*]	Funding Account

Boot Barn Inc.	Wells Fargo	[*]	Master Concentration Acct. - Deposits
		[*]	Store Credit Card Deposits
		[*]	BB Internet Credit Card Deposits
		[*]	Sheplers Internet Credit Card Deposits
		[*]	Sheplers Other Deposits
		[*]	Store Cash and Check Deposits
		[*]	Corp Deposits

		[*]	Master Funding Account
		[*]	Boot Barn Checking Account
		[*]	Sheplers Checking Account
		[*]	ACH Debits (Disbursements)
		[*]	EFT Payments (Disbursements)
		[*]	Manual Payroll Disbursements

	BBVA Compass	[*]	Store Cash and Check deposits
	Chase Bank	[*]	Store Cash and Check deposits

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3.11

to
Collateral Agreement

Intellectual Property

1.                                      The listing of Trademarks (as defined in the Collateral Agreement) should include: (a) the Trademark; (b) Registration Number or Serial Number; and (c) the Owner of Record.

See attached.

2.                                      The listing of Trademark Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

None.

3.                                      The listing of Patents (as defined in the Collateral Agreement) should include: (a) Country; (b) Patent Number or Application Number; (c) Title of Invention; and (d) the Owner of Record.

None.

4.                                      The listing of Patent Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

Patent License Agreement, dated March 28, 2011, between Webvention LLC and Sheplers Holding Corporation.

5.                                      The listing of Copyrights (as defined in the Collateral Agreement) should include: (a) Registration Number; (b) Title as listed in Registration; and (c) the Copyright Claimant.

See attached.

6.                                      The listing of Copyright Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

None.

Boot Barn, Inc. Trademarks

Mark	Country	Registration number Registration date	Application number	Current Owner
BOOT BARN	U.S.	2,307,397 01/11/2000	75/579,578	Boot Barn, Inc.
	U.S.	3,696,624 10/13/2009	77/467,382	Boot Barn, Inc.
WESTERN WAREHOUSE	U.S.	1,197,321* 06/08/1982	73,229,113	Boot Barn, Inc.
WESTERN WAREHOUSE	U.S.	1,786,004 08/03/1993	74/334,293	Boot Barn, Inc.
CORRAL WEST	U.S.	3,135,148 8/29/2006	78/569,082	Boot Barn, Inc.
CORRAL WEST RANCHWEAR	U.S.	3,135,156 08/29/2006	78/569,628	Boot Barn, Inc.
CWR WORKWEAR DEPOT			CANCELED
CWR			CANCELED
CODY JAMES	U.S.	1,818,497 01/25/1994	74/209,357	Boot Barn, Inc.
JOB SITE	U.S.	2,193,695 10/06/1998	75/346,364	Boot Barn, Inc.
AMERICAN WORKER HEAD TO TOE WORK WEAR	U.S.	3,941,630 04/05/2011	77/891,409	Boot Barn, Inc.
SHYANNE	U.S.	3,615,901 05/05/2009	77/584,307	Boot Barn, Inc.
STINKY BOOT	U.S.	4247245 11/20/2012	85/465,810	Boot Barn, Inc.
	U.S.	4867370 12/8/2015	85722240	Boot Barn, Inc.

	U.S.	4851565 11/10/2015	85718520	Boot Barn, Inc.
~~RCC WESTERN STORES~~	~~U.S.~~	~~3,676,190  9/01/2009~~	~~77673023~~	CANCELLED.
		~~3685540  9/22/2009~~	~~77673019~~	CANCELLED.
		4,164,753 6/26/2012	85506201	Boot Barn, Inc.
	Canada	TMA860483 9/18/2013
	International Registration -WIPO	1107912
	New Zealand	854978 7/12/2012
RCC WESTERN WEAR	U.S.	4,164,271 6/26/2012	85457801	Boot Barn, Inc.
RCC WESTERN STORE	North Dakota	3272740 10/4/2012
RCC WESTERN STORE	Wisconsin	133574 10/3/2012
RCC WESTERN STORE	Canada	TMA860484 9/18/2013
RCC WESTERN STORE	International Registration - WIPO	1110298 1/17/2012
RCC WESTERN STORE	New Zealand	854977 7/12/2012

Baskins	U.S.	4256229 12/11/2012	85446448	Boot Barn, Inc.
Baskins	Louisiana	645198 6/4/2013		Boot Barn, Inc.
	U.S.	4157456 6/12/2012	85446755	Boot Barn, Inc.
Diamond B	U.S.	3541365 12/2/2008	77293760	Boot Barn, Inc.
	U.S.	3457163 7/1/2008	77294779	Boot Barn, Inc.
Outfitting Texans Since 1972	U.S.	4260163 12/18/2012	85446958	Boot Barn, Inc.
The Official Western Store of Texas	U.S.	4326046 4/23/2013	85446863	Boot Barn, Inc.
			CANCELED
BB RANCH	U.S.	4666995	86292745	Boot Barn, Inc.
SHYANNE	U.S.	4659704	86324810	Boot Barn, Inc.
MOONSHINE SPIRIT BY BRAD PAISLEY	U.S.		~~86376463~~  ABANDONED	Boot Barn, Inc.
MOONSHINE SPIRIT BY BRAD PAISLEY (Stylized)	U.S.		86862203	Boot Barn, Inc.

MOONSHINE SPIRIT	U.S.	4918875 3/15/2016	86327572	Boot Barn, Inc.
B	U.S.	4893434 1/26/2016	86279959	Boot Barn, Inc.
	U.S.	4914492 3/8/2016	86296606	Boot Barn, Inc.
XERO GRAVITY	U.S.		87347735 2/23/2017	Boot Barn, Inc.

Sheplers, Inc. Trademark Registrations and Applications

Trademark	Database	Application Number	Registration Number	Owner
RED RANCH	U.S. Federal	85726040	4552405	SHEPLERS, INC.
GIBSON TRADING COMPANY ESTABLISHED 1899	U.S. Federal	85724728	4998464 7/12/2016	SHEPLERS, INC.
RED RANCH	U.S. Federal	85434444	4258838	SHEPLERS, INC.
GIBSON TRADING COMPANY	U.S. Federal	85399269	4429241	SHEPLERS, INC.
WESTERN WEAR FOR THE WAY YOU LIVE	U.S. Federal	85396637	4118616	SHEPLERS, INC.
Design Only	U.S. Federal	85315981	4129801	SHEPLERS, INC.
GIBSON TRADING COMPANY	U.S. Federal	85261879	4168869	SHEPLERS, INC.
~~YOUR COUNTRY, YOUR WAY~~	~~U.S. Federal~~	~~77483596~~	~~3781832~~	CANCELLED
SHEPLERS	U.S. Federal	78822126	3193462	SHEPLERS, INC.
THE WORLD’S LARGEST WESTERN STORES	U.S. Federal	75291616	2167479	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES	U.S. Federal	75140060	2081419	SHEPLERS, INC.
BOOTS ‘N JEANS	U.S. Federal	75078088	2342054	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES AND CATALOG	U.S. Federal	74520534	2033263	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
~~Design Only~~ 	~~U.S. Federal~~	~~73392546~~	~~1254863~~	CANCELLED
~~OL’ SHEP~~	~~U.S. Federal~~	~~73388925~~	~~1255648~~	CANCELLED
~~SHEPLERS~~	~~U.S. Federal~~	~~73125194~~	~~1141784~~	CANCELLED
S	U.S. Federal	73125222	1137758	SHEPLERS, INC.
S	U.S. Federal	73125223	1137889	SHEPLERS, INC.
~~S SHEPLERS INC.~~	~~U.S. Federal~~	~~73041013~~	~~1017594~~	CANCELLED.
S	U.S. Federal	73040683	1057698	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
~~S~~	~~U.S. Federal~~	~~73040684~~	~~1045614~~	CANCELLED
SHEPLERS	U.S. Federal	73040363	1308095	SHEPLERS, INC.
SHEPLERS	U.S. Federal	73040364	1308389	SHEPLERS, INC.
SHEPLERS	Canada	1540229	TMA835766	SHEPLERS, INC.
SHEPLERS	Canada	714900	TMA429523	SHEPLERS, INC.
SHEPLERS	Switzerland	59396/2011	625115	SHEPLERS, INC.
SHEPLERS	United Kingdom	1516265	1516265	SHEPLERS, INC.
SHEPLERS	Community Trademarks	10201697	10201697	SHEPLERS, INC.
SHEPLERS	Brunei	22188	19023	SHEPLERS, INC.
SHEPLERS	China	9895452	9895452	SHEPLERS, INC.
SHEPLERS	China	9895451	9895451	SHEPLERS, INC.
SHEPLERS	Japan	2011-060657	5532778	SHEPLERS, INC.
SHEPLERS	Australia	1443876	1443876	SHEPLERS, INC.
SHEPLERS	Australia	588639	588639	SHEPLERS, INC.
SHEPLERS	New Zealand.	847911	847911	SHEPLERS, INC.
COUNTRY OUTFITTER	U.S.	85789013	4599589	Sheplers, Inc.
			9/9/2014
WE KNOW COUNTRY	U.S.	85786657	4368008	Sheplers, Inc.
			7/16/13

Sheplers, Inc. Copyrights

#	Title / Issue Title	Copyright No.	Serial Publication Year / Registration Date	Copyright Claimant
1.	www.amberleaves.com	TX0006371294	12-May-2006	Sheplers Catalog Sales, Inc.*
2.	www.sheplers.com.	TX0006490898	13-Oct-2006	Sheplers Catalog Sales, Inc.*

SCHEDULE 3.13

to
Collateral Agreement

Equity Interests Held Directly by Grantors

Certificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Boot Barn, Inc.	Common Stock		2	1,000 (100% owned by Boot Barn Holdings, Inc.)
RCC Western Stores, Inc.	Common Stock		51	2,000 (100% owned by Boot Barn, Inc.)
Sheplers Holding Corporation	Common Stock		1	100 (100% owned by Boot Barn, Inc.)
Sheplers, Inc.	Common Stock		2	1000 (100% owned by Sheplers Holding Corporation)
Boot Barn International (Hong Kong) Limited	Ordinary Shares		3	65(100% owned by Boot Barn, Inc.)

Uncertificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Baskins Acquisition Holdings, LLC	Membership interests	N/A	N/A	Boot Barn, Inc. is the sole member and owner of membership interests.

Partnership/LLC Interests:

None.